Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
The following unaudited pro forma condensed combined financial information is derived from the historical consolidated financial statements of Noble Midstream Partners LP (the “Partnership”) and has been adjusted to reflect the following transactions:

(1)
On November 14, 2019, the Partnership entered into a Contribution, Conveyance, Assumption and Simplification Agreement (the “Contribution and Simplification Agreement”) by and among the Partnership, Noble Midstream GP LLC, the general partner of the Partnership (the “General Partner”), Noble Energy, Inc. (“Noble”), Noble Midstream Services, LLC, NBL Midstream, LLC, a subsidiary of Noble (“NBL Midstream”), and NBL Midstream Holdings LLC (“NBL Holdings”). Pursuant to the terms of the Contribution and Simplification Agreement, the Partnership acquired from NBL Midstream (i) a 60% limited partner interest in Blanco River DevCo LP, (ii) a 75% limited partner interest in Green River DevCo LP, (iii) a 75% limited partner interest in San Juan River DevCo LP (collectively, (i), (ii) and (iii) are referred to herein as the “Contributed DevCo Interests”) and (iv) all of the issued and outstanding limited liability company interests of NBL Holdings (the “Contributed NBL Holdings Interests”) (collectively, the acquisition of the Contributed DevCo Interests and Contributed NBL Holdings Interests is referred to as the “Drop-Down Transaction”). Additionally, NBL Midstream and the Partnership caused the General Partner to amend the partnership agreement in order to recapitalize and convert the Incentive Distribution Rights (“IDRs”) into common units representing limited partner interests in the Partnership (“Common Units”) (such recapitalization and conversion, the “Simplification” and together with the Drop-Down Transaction, the “Transaction”). In consideration for the Transaction, the Partnership paid NBL Midstream total consideration of $1.6 billion, which consisted of $670 million in cash and 38,455,018 Common Units issued to NBL Midstream.

(2)
On November 14, 2019, the Partnership entered into a Common Unit Purchase Agreement with certain institutional investors (the “Investors”) to sell 12,077,295 Common Units in a private placement for gross proceeds of approximately $250 million (the “Private Placement”). The closing of the Private Placement occurred on November 21, 2019. The proceeds from the Private Placement were utilized to fund a portion of the cash consideration for the Transaction.

(3)
On November 21, 2019, the Partnership drew $420 million on its revolving credit facility. The proceeds from the revolving credit facility were utilized to fund a portion of the cash consideration for the Transaction.

The unaudited pro forma consolidated balance sheet as of September 30, 2019 gives effect to the transactions outlined above as if they had occurred on September 30, 2019. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2019 and the years ended December 31, 2016, December 31, 2017 and December 31, 2018 give effect to the transactions outlined above as if they had occurred on January 1, 2016. Activity associated with any assets acquired by NBL Holdings subsequent to January 1, 2016 will reflect activity during the period of common control.
This financial information reflects the assets, liabilities and results of operations of our predecessor for periods prior to September 20, 2016, the date on which we completed our initial public offering (“IPO”). Certain pro forma adjustments reflect a proration between our predecessor and the Partnership.
The accompanying unaudited pro forma consolidated financial information should be read in conjunction with (i) the Partnership’s unaudited consolidated financial statements and the related notes thereto included in the Partnership’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019, that was filed with the Securities and Exchange Commission (“SEC”) on November 7, 2019, and (ii) the Partnership’s audited consolidated financial statements and notes thereto included in the Partnership's Annual Report on Form 10-K for the year ended December 31, 2018, that was filed with the SEC on February 19, 2019.
Management believes that the assumptions made herein provide a reasonable basis for presenting the significant effects of the transactions outlined above and are supportable, directly attributable and are expected to have a continuing impact on the Partnership’s operating results. The notes to the unaudited pro forma consolidated combined financial information provide a detailed discussion of how such adjustments were derived and presented.
The unaudited pro forma consolidated financial information is presented for informational purposes only and does not purport to represent what our results would have been had the transactions to which the pro forma adjustments relate occurred on the dates indicated and they do not purport to project our results for any future period.

Noble Midstream Partners LP
Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2019
(in thousands)

	As Reported	Drop-Down Transaction and Simplification		Private Placement and Financing Transactions		Pro Forma
ASSETS
Current Assets
Cash and Cash Equivalents	$17,571	$264	(a)	$(7,133)	(d)	$10,702
Accounts Receivable — Affiliate	40,475	11,620	(a)	—		52,095
Accounts Receivable — Third Party	20,251	1,401	(a)	—		21,652
Other Current Assets	8,579	6	(a)	—		8,585
Total Current Assets	86,876	13,291		(7,133)		93,034
Property, Plant and Equipment
Total Property, Plant and Equipment, Gross	1,682,820	376,858	(a)	—		2,059,678
Less: Accumulated Depreciation and Amortization	(114,789)	(234,168)	(a)	—		(348,957)
Total Property, Plant and Equipment, Net	1,568,031	142,690		—		1,710,721
Intangible Assets, Net	286,042	—		—		286,042
Goodwill	109,734	—		—		109,734
Investments	565,387	—		—		565,387
Other Noncurrent Assets	6,696	201	(a)	—		6,897
Total Assets	$2,622,766	$156,182		$(7,133)		$2,771,815
LIABILITIES, MEZZANINE EQUITY AND EQUITY
Current Liabilities
Accounts Payable — Affiliate	$2,568	$5,614	(a)	$—		$8,182
Accounts Payable — Trade	100,157	3,044	(a)	—		103,201
Other Current Liabilities	10,238	1,426	(a)	—		11,664
Total Current Liabilities	112,963	10,084		—		123,047
Long-Term Liabilities
Long-Term Debt	948,907	—		420,000	(d)	1,368,907
Asset Retirement Obligations	19,268	14,111	(a)	—		33,379
Other Long-Term Liabilities	1,410	292	(a)	—		1,702
Total Liabilities	1,082,548	24,487		420,000		1,527,035
Commitments and Contingencies
Mezzanine Equity
Redeemable Noncontrolling Interest, Net	102,830	—		—		102,830
Equity
Limited Partner
Common Units	618,049	484,079	(b)(c)	242,867	(d)	806,690
		131,695	(a)	(670,000)	(d)
General Partner	5,820	(5,820)	(b)	—		—
Total Partners’ Equity	623,869	609,954		(427,133)		806,690
Noncontrolling Interests	813,519	(478,259)	(c)	—		335,260
Total Equity	1,437,388	131,695		(427,133)		1,141,950
Total Liabilities, Mezzanine Equity and Equity	$2,622,766	$156,182		$(7,133)		$2,771,815

The accompanying notes are an integral part of these unaudited pro forma financial statements.

Noble Midstream Partners LP
Unaudited Pro Form Consolidated Statement of Operations
Nine Months Ended September 30, 2019
(in thousands, except per unit amounts)

	As Reported	Drop-Down Transaction and Simplification		Private Placement and Financing Transactions		Pro Forma
Revenues
Midstream Services — Affiliate	$278,724	$34,573	(a)	$—		$313,297
Midstream Services — Third Party	63,298	2,920	(a)	—		66,218
Crude Oil Sales — Third Party	133,522	—		—		133,522
Total Revenues	475,544	37,493		—		513,037
Costs and Expenses
Cost of Crude Oil Sales	125,217	—		—		125,217
Direct Operating	77,677	11,531	(a)	—		89,208
Depreciation and Amortization	60,487	10,648	(a)	—		71,135
General and Administrative	12,990	1,009	(a)	—		13,999
Other Operating (Income) Expense	(488)	—		—		(488)
Total Operating Expenses	275,883	23,188		—		299,071
Operating Income	199,661	14,305		—		213,966
Other Expense (Income)
Interest Expense, Net of Amount Capitalized	11,507	(5)	(a)	10,868	(e)	22,370
Investment Loss (Income)	5,028	—		—		5,028
Total Other Expense (Income)	16,535	(5)		10,868		27,398
Income Before Income Taxes	183,126	14,310		(10,868)		186,568
State Income Tax Provision	290	16	(a)	—		306
Net Income	182,836	14,294		(10,868)		186,262
Less: Net Income Attributable to Noncontrolling Interests	62,236	(61,092)	(c)	—		1,144
Net Income Attributable to Noble Midstream Partners LP	120,600	75,386		(10,868)		185,118
Less: Net Income Attributable to Incentive Distribution Rights	13,967	(13,967)	(b)	—		—
Net Income Attributable to Limited Partners	$106,633	$89,353		$(10,868)		$185,118

Net Income Attributable to Limited Partners Per Limited Partner Unit — Basic
Common Units	$2.65					$1.95
Subordinated Units	$2.89					$3.20

Net Income Attributable to Limited Partners Per Limited Partner Unit — Diluted
Common Units	$2.64					$1.95
Subordinated Units	$2.89					$3.20

Weighted Average Limited Partner Units Outstanding — Basic
Common Units	31,855	—		50,532	(f)	82,387
Subordinated Units	7,747	—		—		7,747

Weighted Average Limited Partner Units Outstanding — Diluted
Common Units	31,879	—		50,532	(f)	82,411
Subordinated Units	7,747	—		—		7,747

The accompanying notes are an integral part of these unaudited pro forma financial statements.

Noble Midstream Partners LP
Unaudited Pro Form Consolidated Statement of Operations
Year Ended December 31, 2018
(in thousands, except per unit amounts)

	As Reported	Drop-Down Transaction and Simplification		Private Placement and Financing Transactions		Pro Forma
Revenues
Midstream Services — Affiliate	$281,162	$57,585	(a)	$—		$338,747
Midstream Services — Third Party	72,868	5,630	(a)	—		78,498
Crude Oil Sales — Third Party	141,490	—		—		141,490
Total Revenues	495,520	63,215		—		558,735
Costs and Expenses
Cost of Crude Oil Sales	136,368	—		—		136,368
Direct Operating	84,482	11,635	(a)	—		96,117
Depreciation and Amortization	65,314	13,615	(a)	—		78,929
General and Administrative	24,250	1,660	(a)	—		25,910
Other Operating (Income) Expense	1,806	—		—		1,806
Total Operating Expenses	312,220	26,910		—		339,130
Operating Income	183,300	36,305		—		219,605
Other Expense (Income)
Interest Expense, Net of Amount Capitalized	10,492	(45)	(a)	14,490	(e)	24,937
Investment Loss (Income)	(16,289)	—		—		(16,289)
Total Other Expense (Income)	(5,797)	(45)		14,490		8,648
Income Before Income Taxes	189,097	36,350		(14,490)		210,957
State Income Tax Provision	221	17	(a)	—		238
Net Income	188,876	36,333		(14,490)		210,719
Less: Net Income Attributable to Noncontrolling Interests	26,142	(31,801)	(c)	—		(5,659)
Net Income Attributable to Noble Midstream Partners LP	162,734	68,134		(14,490)		216,378
Less: Net Income Attributable to Incentive Distribution Rights	5,836	(5,836)	(b)	—		—
Net Income Attributable to Limited Partners	$156,898	$73,970		$(14,490)		$216,378

Net Income Attributable to Limited Partners Per Limited Partner Unit — Basic
Common Units	$3.96					$2.40
Subordinated Units	$3.96					$2.40

Net Income Attributable to Limited Partners Per Limited Partner Unit — Diluted
Common Units	$3.96					$2.40
Subordinated Units	$3.96					$2.40

Weighted Average Limited Partner Units Outstanding — Basic
Common Units	23,686	—		50,532	(f)	74,218
Subordinated Units	15,903	—		—		15,903

Weighted Average Limited Partner Units Outstanding — Diluted
Common Units	23,701	—		50,532	(f)	74,233
Subordinated Units	15,903	—		—		15,903

The accompanying notes are an integral part of these unaudited pro forma financial statements.

Noble Midstream Partners LP
Unaudited Pro Form Consolidated Statement of Operations
Year Ended December 31, 2017
(in thousands, except per unit amounts)

	As Reported	Drop-Down Transaction and Simplification		Private Placement and Financing Transactions		Pro Forma
Revenues
Midstream Services — Affiliate	$224,401	$46,868	(a)	$—		$271,269
Midstream Services — Third Party	14,880	3,473	(a)	—		18,353
Total Revenues	239,281	50,341		—		289,622
Costs and Expenses
Direct Operating	54,007	13,836	(a)	—		67,843
Depreciation and Amortization	12,953	9,673	(a)	—		22,626
General and Administrative	13,396	1,398	(a)	—		14,794
Total Operating Expenses	80,356	24,907		—		105,263
Operating Income	158,925	25,434		—		184,359
Other Expense (Income)
Interest Expense, Net of Amount Capitalized	1,603	—		14,490	(e)	16,093
Investment Loss (Income)	(6,334)	—		—		(6,334)
Total Other Expense (Income)	(4,731)	—		14,490		9,759
Income Before Income Taxes	163,656	25,434		(14,490)		174,600
State Income Tax Provision	20	86	(a)	—		106
Net Income	163,636	25,348		(14,490)		174,494
Less: Net Income Attributable to Noncontrolling Interests	23,064	(24,271)	(c)	—		(1,207)
Net Income Attributable to Noble Midstream Partners LP	140,572	49,619		(14,490)		175,701
Less: Net Income Attributable to Incentive Distribution Rights	835	(835)	(b)	—		—
Net Income Attributable to Limited Partners	$139,737	$50,454		$(14,490)		$175,701

Net Income Attributable to Limited Partners Per Limited Partner Unit — Basic
Common Units	$4.10					$2.08
Subordinated Units	$4.10					$2.08

Net Income Attributable to Limited Partners Per Limited Partner Unit — Diluted
Common Units	$4.10					$2.08
Subordinated Units	$4.10					$2.08

Weighted Average Limited Partner Units Outstanding — Basic
Common Units	18,192	—		50,532	(f)	68,724
Subordinated Units	15,903	—		—		15,903

Weighted Average Limited Partner Units Outstanding — Diluted
Common Units	18,204	—		50,532	(f)	68,736
Subordinated Units	15,903	—		—		15,903

The accompanying notes are an integral part of these unaudited pro forma financial statements.

Noble Midstream Partners LP
Unaudited Pro Form Consolidated Statement of Operations
Year Ended December 31, 2016
(in thousands, except per unit amounts)

	As Reported	Drop-Down Transaction and Simplification		Private Placement and Financing Transactions		Pro Forma
Revenues
Midstream Services — Affiliate	$160,724	$32,729	(a)	$—		$193,453
Costs and Expenses
Direct Operating	29,107	10,661	(a)	—		39,768
Depreciation and Amortization	9,066	3,586	(a)	—		12,652
General and Administrative	9,914	1,369	(a)	—		11,283
Total Operating Expenses	48,087	15,616		—		63,703
Operating Income	112,637	17,113		—		129,750
Other Expense (Income)
Interest Expense, Net of Amount Capitalized	3,373	—		14,490	(e)	17,863
Investment Loss (Income)	(4,526)	—		—		(4,526)
Total Other Expense (Income)	(1,153)	—		14,490		13,337
Income Before Income Taxes	113,790	17,113		(14,490)		116,413
Income Tax Provision (Benefit)	28,288	4,685	(g)	(3,967)	(g)	29,006
Net Income	85,502	12,428		(10,523)		87,407
Less: Net Income Prior to the IPO on September 20, 2016	45,990	8,897	(h)	(7,533)	(h)	47,354
Net Income Subsequent to the IPO on September 20, 2016	39,512	3,531		(2,990)		40,053
Less: Net Income Attributable to Noncontrolling Interests	11,054	(11,247)	(c)	—		(193)
Net Income Attributable to Noble Midstream Partners LP	28,458	14,778		(2,990)		40,246

Net Income Attributable to Limited Partners Per Limited Partner Unit — Basic
Common Units	$0.89					$0.49
Subordinated Units	$0.89					$0.49

Net Income Attributable to Limited Partners Per Limited Partner Unit — Diluted
Common Units	$0.89					$0.49
Subordinated Units	$0.89					$0.49

Weighted Average Limited Partner Units Outstanding — Basic
Common Units	15,903	—		50,532	(f)	66,435
Subordinated Units	15,903	—		—		15,903

Weighted Average Limited Partner Units Outstanding — Diluted
Common Units	15,903	—		50,532	(f)	66,435
Subordinated Units	15,903	—		—		15,903

The accompanying notes are an integral part of these unaudited pro forma financial statements.

Note 1. Basis of Presentation
The unaudited pro forma consolidated financial information has been derived from the historical consolidated financial statements of the Partnership. The unaudited pro forma consolidated balance sheet as of September 30, 2019 gives effect to the transactions as if they had occurred on September 30, 2019. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2019 and the years ended December 31, 2016, December 31, 2017 and December 31, 2018 give effect to the transactions as if they had occurred on January 1, 2016. Activity associated with any assets acquired by NBL Holdings subsequent to January 1, 2016 will reflect activity during the period of common control.
Note 2. Pro Forma Adjustments and Assumptions
The pro forma adjustments are based on currently available information and certain estimates and assumptions and, therefore, the actual effects of these transactions will differ from the pro forma adjustments. We have only included adjustments that are directly attributable to the transactions, factually supportable and, with respect to the statements of operations, expected to have a continuing impact on the combined results. A general description of these transactions and adjustments is provided as follows:
(a) Represents the assets and operations associated with the Contributed NBL Holdings Interests.
(b) Represents the elimination of the non-economic General Partner and IDRs in connection with the Simplification.
(c) Represents the elimination of the noncontrolling interests in connection with the Contributed DevCo Interests. Subsequent to the acquisition of the Contributed DevCo Interests, the Partnership indirectly owns a 100% interest in each of Blanco River DevCo LP, Green River DevCo LP, San Juan River DevCo LP.
(d) Represents the cash and financing transactions associated with the Transaction and Private Placement. The cash and financing transactions are as follows (in thousands):

Borrowing on Revolving Credit Facility	$420,000
Gross Proceeds from the Private Placement	250,000
Total Cash Inflow	670,000
Less: Cash Consideration Paid for the Transaction	670,000
Less: Private Placement Offering Related Costs	7,133
Net Cash Outflow	$(7,133)
(e) Represents the interest expense associated with drawing $420 million on our revolving credit facility. The interest rate on our revolving credit facility is 3.45%.
(f) Represents the Common Units issued to NBL Midstream, 38,455,018 Common Units, and the Common Units sold to the Investors in the Private Placement, 12,077,295 Common Units.
(g) Represents the income tax effect of the net interest expense associated with the outstanding balance on our revolving credit facility. For the periods prior to our IPO, our predecessor’s effective tax rate was 38.1%.
(h) Represents the portion of income earned prior to the Partnership’s IPO that was subject to federal income taxes.